SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): JANUARY 18, 2006
CROGHAN BANCSHARES, INC.
(Exact name of registrant as specified in its charter)
0-20159
(Commission File Number)

OHIO	31-1073048
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

323 CROGHAN STREET, FREMONT, OHIO (Address of principal executive offices)	43420 (Zip Code)
(419) 332-7301
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On January 18, 2006, Croghan Bancshares, Inc. issued a press release announcing its earnings for 2005. Croghan also announced in the January 18, 2006 press release that its Board of Directors authorized the continuation of a repurchase program in which up to 5% of Croghan’s outstanding common shares may periodically be repurchased in the open market during the six-month period commencing February 1, 2006. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.
The information in this Item 2.02, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.
Item 7.01 — Regulation FD Disclosure
On January 18, 2006, Croghan Bancshares, Inc. issued a press release announcing its earnings for 2005. Croghan also announced in the January 18, 2006 press release that its Board of Directors authorized the continuation of a repurchase program in which up to 5% of Croghan’s outstanding common shares may periodically be repurchased in the open market during the six-month period commencing February 1, 2006. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.
Item 9.01 — Financial Statements and Exhibits
     (a) None required.
     (b) None required.
     (c) Not applicable.
     (d) Exhibits.

Exhibit Number	Description
99	Press Release dated January 18, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC. (Registrant)
Date: January 18, 2006	By:	/s/ Steven C. Futrell
Steven C. Futrell, President & CEO

INDEX TO EXHIBITS

Exhibit Number	Description
99	Press Release dated January 18, 2006